EATON VANCE TABS SHORT-TERM MUNICIPAL BOND FUND
EATON VANCE TABS INTERMEDIATE-TERM MUNICIPAL BOND FUND
EATON VANCE TABS 5-to-15 YEAR LADDERED MUNICIPAL BOND FUND
Supplement to Prospectus dated June 1, 2014

1.

The following replaces “Fees and Expenses of the Fund” in “Fund Summaries – Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund”:

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 24 of the Fund's Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.17%	1.92%	0.92%
Expense Reimbursement (1)	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%	1.40%	0.40%

(1)

The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.65% for Class A shares, 1.40% for Class C shares and 0.40% for Class I shares.  This expense reimbursement will continue through June 1, 2016.   Any amendment to or a termination of this reimbursement would require written approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as:  brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$538	$780	$1,040	$1,764	$538	$780	$1,040	$1,764
Class C shares	$243	$553	$989	$2,201	$143	$553	$989	$2,201
Class I shares	$41	$241	$458	$1,084	$41	$241	$458	$1,084

2.  The following replaces “Performance” in “Fund Summaries – Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund”:

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Effective April 15, 2015, the Fund changed its name, investment objective and investment strategy to invest at least 80% of its net assets in municipal obligations with final maturities of between five and fifteen years, the interest on which is exempt from regular federal income tax.  Past performance (both before and after taxes) is no guarantee of future results. The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting wwww.eatonvance.com.

During the period from December 31, 2010 to December 31, 2013, the highest quarterly total return for Class A was 5.01% for the quarter ended September 30, 2011, and the lowest quarterly return was –5.10% for the quarter ended June 30, 2013.  The year-to-date return through the end of the most recent calendar quarter (December 31, 2013 to March 31, 2014) was 5.14%.  For the 30 days ended January 31, 2014, the SEC yield for Class A, Class C and Class I shares was 2.57%, 2.20% and 2.89%, respectively. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2013	One Year	Life of Fund
Class A Return Before Taxes	–8.17%	5.42%
Class A Return After Taxes on Distributions	–9.23%	4.32%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–3.58%	4.34%
Class C Return Before Taxes	–5.34%	5.93%
Class I Return Before Taxes	–3.38%	7.01%
Barclays 10-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.17%	4.74%
Barclays Municipal Managed Money Long (10+) Year Bond Index (reflects no deduction for fees, expenses or taxes)	–4.97%	4.64%
Barclays 15 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–3.32%	4.83%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Class A, Class C and Class I commenced operations on February 1, 2010.  Effective April 15, 2015 the Fund changed the primary benchmark to Barclays 10-Year Municipal Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3.

The following is inserted after the third paragraph under “Management.” In “Management and Organization”:

Effective April 15, 2015, Eaton Vance has contractually agreed to reduce its advisory fee for the 5-to-15 Year Laddered Fund as follows:

Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.3200%
$1 billion but less than $2.5 billion	0.3075%
$2.5 billion but less than $5 billion	0.2950%
$5 billion and over	0.2875%

April 15, 2015	18228 4.15.15